Exhibit 99.2
YURIE-WIDE, INC.
Index
March 31, 2008

Table of Contents

Unaudited balance sheet as of March 31, 2008	2

Unaudited statements of operations for the three months ended March 31, 2008 and 2007	4

Unaudited statements of cash flows for the three months ended March 31, 2008 and 2007	5

Unaudited notes to financial statements for the three months ended March 31, 2008 and 2007	6

YURIE-WIDE, INC.
Unaudited Balance Sheet
March 31, 2008

(U.S. Dollars (Note 3))

Assets

Current assets:
Cash and cash equivalents	$88,569
Trade accounts receivable	83,112
Other accounts receivable	33,669
Advance payments	5,668
Prepaid expenses	28,134
Prepaid V.A.T.	71,905
Prepaid taxes	104
Inventories	713,561

Total current assets	1,024,722

Property, plant and equipment, net of accumulated depreciation	12,448,353

Other assets:
Deferred income tax assets, net of valuation allowance	—
Deposits	101,392
Software	3,360

Total other assets	104,752

Total assets	$13,577,827

The accompanying notes are an integral part of these financial statements.
Continued;

YURIE-WIDE, INC.
Unaudited Balance Sheet
March 31, 2008

(U.S. Dollars (Note 3))

Liabilities and Shareholders’ Equity
Current liabilities:
Trade accounts payable	$288,183
Other accounts payable	268,942
Short-term borrowings	6,151,054
Accrued expenses	253,200
Others	103,177

Total current liabilities	7,064,556

Long-term borrowings	10,083,695
Convertible Bonds	1,008,369
Leasehold Deposits Received	100,837

Total liabilities	18,257,457

Shareholders’ equity:
Capital stock
Common stock	504,185
Accumulated deficit	(5,183,815)

Total shareholders’ equity	(4,679,630)

Total liabilities and shareholders’ equity	$13,577,827

The accompanying notes are an integral part of these financial statements.

YURIE-WIDE, INC.
Unaudited Statements Of Operations
Three months ended March 31, 2008 and 2007

(U.S. Dollars (Note 3))

	Three months ended
	March 31, 2008	March 31, 2007
Sales	$504,894	$291,655

Cost of sales	1,302,954	534,711

Gross loss	(798,060)	(243,057)

Selling, general and administrative expenses	384,690	537,279

Operating loss	(1,182,750)	(780,335)

Non-operating income
Interest income	2	203
Rental revenues	60,502	43,276
Building maintenance revenues	36,469	15,768
Other	663,940	4,729

	760,913	63,976

Non-operating expenses
Interest expense	321,538	203,992
Loss on disposition of inventory	19,470	241,611
Other	5,486	11,189

	346,494	456,792

Net loss before income taxes	(768,331)	(1,173,152)

Income tax expenses	—	—

Net loss	$(768,331)	$(1,173,152)

The accompanying notes are an integral part of these financial statements.

YURIE-WIDE, INC.
Unaudited Statements of Cash Flows
Three months ended March 31, 2008 and 2007

(U.S. Dollars (Note 3))

	Three months ended
	March 31, 2008	March 31, 2007
Cash flows from operating activities
Net loss	$(768,331)	$(1,173,152)
Items not involving operating cash flows
Depreciation	256,044	179
Amortization on intangible assets	177	—
Loss on disposition of inventory	19,470	187,479

	275,691	187,658

Changes in operating assets and liabilities
Trade accounts receivable	(64,235)	—
Other accounts receivable	887	—
Advance payments	(5,668)	—
Prepaid expenses	4,591	(1,007,083)
Prepaid V.A.T.	5,150	—
Inventories	(264,357)	(338,123)
Trade accounts payable	(19,192)	—
Other accounts payable	(54,681)	357,655
Withholdings	92,262	—
Accrued expenses	68,514	—

	(236,729)	(987,551)

Net cash used in operating activities	(729,369)	(1,973,045)

Cash flows from investing activities
Acquisition of property, plant and equipment	(41,399)	(668,939)

Net cash used in investing activities	(41,399)	(668,939)

Cash flows from financing activities
Borrowing of short-term borrowings	806,696	375,809
Proceeds from affiliate	—	1,395,860

Net cash provided by financing activities	806,696	1,771,669

Net increase(decrease) in cash and cash equivalents	35,928	(870,315)

Cash and cash equivalents at the beginning of the year	52,641	1

Cash and cash equivalents at the end of the period	$88,569	$(870,314)

The accompanying notes are an integral part of these financial statements.

YURIE-WIDE, INC.
Notes to Financial Statements
For the three-month period ended March 31, 2008

1. The Company
YURIE-WIDE, INC. (the “Company”) was incorporated in 2006 under the Commercial Code of the Republic of Korea to manufacture and sell materials of rechargeable batteries.
The Company has 400,000 authorized common shares with par value of Won 5,000 of which 100,000 shares are issued and outstanding.
The shareholders and their ownership of the Company as of March 31, 2008 are as follows:

	Shares	Percentage(%)
Christopher Young, Jeong	31,000	31.0%
YURIE ES INC.	20,000	20.0%
Others	49,000	49.0%

	100,000	100.0%

2. Summary of Significant Accounting Policies
The significant accounting policies followed by the Company in the preparation of its financial statements are summarized below.
     Basis of Financial Statement Presentation
The Company maintains its accounting records in Korean Won and prepares statutory financial statements in the Korean language in conformity with the accounting principles generally accepted in the Republic of Korea. Therefore there are differences when prepared in accordance with generally accepted accounting principles in the United States of America (“U.S. GAAP”). In order to eliminate such differences, the accompanying financial statements have been converted to conform with U.S. GAAP.
     Accounting Estimates
The preparation of financial statements requires management to make estimates and assumptions that affect amounts reported therein. Due to the inherent uncertainty involved in making estimates, actual results reported may differ significantly from those estimates.
     Cash and Cash Equivalents and Short-term Financial Instruments
Cash and cash equivalents include cash and highly liquid, temporary cash investments with original maturities of three months or less. Investments which are readily convertible into cash within four to twelve months of purchase are classified in the balance sheet as short-term financial instruments. The cost of these investments approximates fair value.
Continued;

YURIE-WIDE, INC.
Notes to Financial Statements
For the three-month period ended March 31, 2008

2. Summary of Significant Accounting Policies-continued;
     Allowance for Doubtful Accounts
The Company provides an allowance for doubtful accounts receivable based on the aggregate estimated collectibility of receivables.
     Inventory Valuation
Inventories are stated at the lower of cost or market value, with cost being determined using the moving average method, except for materials in transit. If the net realizable value of inventory is less than its cost, the carrying amount is reduced to the net realizable value.
     Property, Plant and Equipment and Depreciation
Property, plant and equipment are stated at cost. Depreciation is computed using the straight-line method, over the estimated useful lives of the assets, as follows.

Estimated
Useful Lives
(Years)

Buildings	30
Tools	5
Furniture	5
Machinery	5
     Maintenance and Repairs
Routine maintenance and repairs are charged to expense as incurred. Expenditures, which enhance the value or extend the useful lives of the related assets, are capitalized.
     Interest Capitalization
The Company’s policy is to capitalize interest that would have theoretically been avoided had expenditures not been made for assets, which require a period of time to get them ready for their intended uses.
     Intangible Assets
Amortization of intangible assets is computed using the straight-line method over the year below from the usable date:

Amortization year
(Years)
Software	5
Continued;

YURIE-WIDE, INC.
Notes to Financial Statements
For the three-month period ended March 31, 2008

2. Summary of Significant Accounting Policies-continued;
     Accrued Severance Benefits
Employees and directors with more than one year of service are entitled to receive a lump-sum payment upon termination of their employment with the company, based on their length of service and rate of pay at the time of termination. Accrued severance benefits represent the amount which would be payable assuming all eligible employees terminated their employment as of the balance sheet date.
3. United States Dollar Amounts
The Company operates primarily in Korean Won and its official accounting records are maintained in Korean Won. All Won amounts are expressed in U.S. Dollars at US $1: ~~W~~991.7, the base rate in effect on March 31, 2008.